<Caption
------------------------------------------------------------------------------------------------------------------------------------
[NORWEST                                                                                                    Commercial
BANKS LOGO]                                                                                                   Installment Note
                --------------------------------------------------------------------------------------------------------------------
                Borrower's Name        Transcrypt International, Inc.                              Date
                                                                                                   12-23-1996
                --------------------------------------------------------------------------------------------------------------------
                PROMISE TO PAY: FOR VALUE RECEIVED, the undersigned Borrower promises to pay to the order of
                Norwest Bank Nebraska, National Association                                                    (the "Bank") at
                ----------------------------------------------------------------------------------------------
                1919 Douglas Street                        Omaha, NE 68102                                 or such other place
                ------------------------------------------------------------------------------------------
                as the Bank or the holder of this promissory note (the "Note") may designate, the principal sum of
                Seven Hundred Ninety-Two Thousand Seventy and 88/100                                                   Dollars
                ------------------------------------------------------------------------------------------------------
                ($792,070.88), together with interest on the unpaid balance in accordance with the repayment terms set forth below.

                INTEREST: The Borrower will pay interest (calculated on the basis of actual days elapsed in a 360 day year) on the unpaid principal balance at the following rate (the "Note Rate"):

                  [ ] an annual rate of                 %.
                                        ---------------
                  [X] an annual rate equal to  0.2500  %  above  the Base Rate, floating.
                                              --------   -------
                  [ ] an annual rate which, for any month hereafter, shall be equal to             %           the Base Rate in
                                                                                       -----------   ---------
                      effect on the last day of the preceding month, with an initial rate equal to           %.
                                                                                                   ---------
                  [ ] an annual rate                                                                                              .
                                     ---------------------------------------------------------------------------------------------
                If this [ ] is checked and the Note Rate is variable, the Note Rate shall at no time be less than an annual rate
                of           %, and shall at no time exceed an annual rate (if one is specified) of          %. The interest rate
                   ---------                                                                        --------
                on this Note shall never exceed the maximum rate permitted by law.

                "Base Rate" means the rate of interest established by Norwest Bank Nebraska, N.A. National Money Market Rate from time to time as its "Prime" rate. "Due Date" means the maturity date on which all unpaid principal and interest is scheduled to be repaid as stated in the Section entitled "Repayment Terms" or the date of the acceleration of this
                Note, whichever is earlier.

                REPAYMENT TERMS: Unless payable sooner as a result of its acceleration, the Borrower shall pay this Note as follows:

                [X] FIXED INSTALLMENTS OF PRINCIPAL AND INTEREST. Principal and interest shall be paid together in  59  consecutive
                                                                                                                   ----
                    installments of $ 16,250.55 each, Monthly beginning 01-15-1997, and on the same day of each month
                                     ----------                         -----------
                    thereafter until  11-15-2001, [ ] plus irregular installments as follows:
                                     ------------
                    $                       on                          ; $                      on                         ; and
                      ---------------------    ------------------------     --------------------    -----------------------
                    $                       on                        . On 01-15-2002, the entire unpaid balance of principal
                    and accrued but unpaid interest shall be due and payable. Each installment shall be applied first to accrued interest and the balance to principal.

                [ ] FIXED PRINCIPAL PAYMENTS PLUS INTEREST. Principal only shall be paid:
                    [ ] in       consecutive installments of $                  each, beginning                           , and on
                           -----                               ----------------                 -------------------------
                    the same day of each                       thereafter until                             , plus a final payment
                                         ---------------------                  ---------------------------
                    on                                 , when the entire unpaid balance of principal shall become due and payable.
                       -------------------------------

                    [ ] $                        on                        ; $                        on                        ;
                          ----------------------    ----------------------     ----------------------    ----------------------
                        $                        on                        ; $                        on                        ;
                          ----------------------    ----------------------     ----------------------    ----------------------
                        $                        on                        ; $                        on                        ;
                          ----------------------    ----------------------     ----------------------    ----------------------
                    and in addition, interest shall be payable                 , beginning               , and on the same day of
                                                               ---------------             -------------
                    each subsequent                    .
                                    ------------------

                LATE FEE: [ ] Each time that a scheduled payment is not paid when due or within              days afterwards, the
                                                                                                ------------
                Borrower will pay a late fee equal to [ ] $                  ; [ ]                    % of the full amount of the
                                                            ----------------       ------------------
                late payment; [ ] the lesser of $                  or                   % of the full amount of the late payment.
                                                  ----------------    -----------------

                [ ] ADDITIONAL INTEREST. Each time a scheduled payment is not paid when due or within        days afterwards, the
                                                                                                      ------
                Borrower will pay additional interest ("Additional Interest") which will begin accruing on the next calendar day
                on the entire unpaid principal balance at an annual rate of         % in excess of the Note Rate. The Additional
                                                                            -------
                Interest will continue to accrue until all past due payments and any Additional Interest are paid in full.
                Acceptance by the Bank of any late fee or Additional Interest shall not constitute a waiver of any default hereunder.

                PREPAYMENT: The Borrower may prepay this Note, at any time, in whole or in part, [X] without penalty [ ] provided
                that at the time of prepayment the Borrower pays a prepayment penalty equal to          % of the principal amount
                                                                                               --------
                prepaid. Any partial payment shall be applied against the principal portion of the installments due in inverse order of maturity.

                OTHER FEES: If this [ ] is checked, the undersigned shall pay to the Bank a nonrefundable: (Mark the applicable fee type(s))
                  [ ] commitment fee of (Choose one) [ ] $                       [ ]                      % of the Note Account
                                                           --------------------      --------------------
                  [ ] facility fee of (Choose one) [ ] $                      [ ]                      % of the Note Amount
                                                         --------------------     --------------------
                  [ ] documentation fee of (Choose one) [ ] $                      [ ]                      % of the Note Amount
                                                              --------------------     --------------------
                  [ ] application and loan processing fee of (Choose one) $ [ ]                     [ ]         % of the Note Amount
                                                                                -------------------     -------
                "Note Amount" means the principal amount of this Note, at the time this Note is signed.

                ADDITIONAL TERMS: The terms set forth on the reverse are incorporated into and made a part of this Note.

                LOAN PURPOSE: The Borrower certifies that the proceeds of this loan will be used for business or agricultural purposes.
                --------------------------------------------------------------------------------------------------------------------
                SIGNATURES
                --------------------------------------------------------------------------------------------------------------------
                Signature                                                       Signature

                X    /s/ REBECCA SCHULTZ                                        X
                --------------------------------------------------------------------------------------------------------------------
                Name and Title (if applicable)                                  Name and Title (if applicable)

                Schultz, Rebecca, Treasurer
                --------------------------------------------------------------------------------------------------------------------
                Borrower's name                                                 Signature

                Transcrypt International, Inc.                                  X
                --------------------------------------------------------------------------------------------------------------------
                Address                                                         Name and Title (if applicable)

                4800 NW 1st Street
                --------------------------------------------------------------------------------------------------------------------
                City, State, Zip code                                           [ ] This Note is given as a replacement for, and not
                                                                                in satisfaction of, Note Number                    ,
                                                                                                                ------------------
                Lincoln, NE 68521                                               given by the Borrower and dated                    .
                                                                                                                ------------------
                --------------------------------------------------------------------------------------------------------------------

                                                                                                                         Page 1 of 2

ADDITIONAL TERMS

DEFAULT AND ACCELERATION: Upon the occurrence of any one or more of the following events of default, or at any time thereafter unless such default is cured, the Bank may at its option declare all unpaid principal, accrued interest, fees and all other amounts payable under this Note to be immediately due and payable, without notice or demand to the Borrower:

- Default by the Borrower in the payment when due of any principal, interest or other amounts due under this Note; or

- The Borrower fails to perform or observe any term or covenant of this Note or any related documents or perform any other agreement with the Bank; or

- The Borrower fails to perform or observe any agreement with any other creditor that relates to indebtedness or contingent liabilities which would allow the maturity of such indebtedness or obligation to be accelerated; or

- The Borrower changes its legal form of organization; or

- If the holder of this Note at any time, in good faith, believes that the undersigned will not be able to pay this Note when it is due; or

- Any representation or warranty made by the Borrower in applying for this loan is untrue in any material respect; or

- A garnishment, levy or writ of attachment, or any local, state or federal notice of tax lien or levy is served upon the Bank for the attachment of property of the Borrower in the Bank's possession or indebtedness owed to the Borrower by the Bank.

AUTOMATIC ACCELERATION: If, with or without the Borrower's consent, a custodian, trustee or receiver is appointed for any of the Borrower's properties, or if a petition is filed by or against the Borrower under the United States Bankruptcy Code, or if the Borrower is dissolved or liquidated (if an entity), or dies (if an individual), the unpaid principal, accrued interest and all other amounts payable under this Note will automatically become due and payable without notice or demand.

WAIVER OF DEMAND, PRESENTMENT, NOTICE OF DISHONOR AND PROTEST: Each maker, accommodation party, endorser or guarantor of this Note, and any other party liable for its repayment, hereby severally waives demand, presentment, notice of dishonor and protest.

AMENDMENT OF MODIFICATION OF TERMS: Any amendment or modification of this Note must be in writing and signed by the party against whom enforcement of such amendment or modification is sought. The Bank may also change any of the repayment terms of this Note, including extensions of time and renewals, and release or add any party liable on this Note, or agree to the substitution or release of any security collateralizing this Note without notifying or releasing from liability any maker, accommodation party, endorser or guarantor. The Bank may suspend or waive any rights or remedies that it may have against any person who may be liable for its repayment.

NO WAIVER OF DEFAULTS OR REMEDIES: No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof. No single or partial exercise by the Bank of any right or remedy shall preclude any further exercise of that or any other right or remedy, and no waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank.

SUBSEQUENT HOLDERS, MULTIPLE BORROWERS, AND GOVERNING LAW: Any reference to the Bank in this Note shall be deemed to include any subsequent holder of this Note. The undersigned Borrower, if more than one, shall be jointly and severally liable hereunder and the term "Borrower" shall mean any one or more of them. This Note will be governed by the substantive laws of the state where the Bank's principal office is located, and any mortgage securing this Note will be governed by the state where the real property subject to the Mortgage is located.

ATTORNEY'S FEES: In the event the Bank is required to collect this Note following its Due Date or the bankruptcy of any maker hereof, the Borrower will pay to the Bank such further amounts as shall be sufficient to cover the costs and expenses incurred in collecting this Note and liquidating any security or guaranties given in support hereof, including reasonable attorneys' fees and expenses required to take such actions in any court, including any bankruptcy court.

FINANCIAL REPORTING: While any amounts are due under this Note, the Borrower agrees to provide to the Bank annual financial statements and such other financial information as the Bank may request.

ARBITRATION

AGREEMENT TO ARBITRATE: The Bank and Borrower agree to submit to binding arbitration all claims, disputes and controversies (whether in tort, contract, or otherwise, except "core proceedings" under the U.S. Bankruptcy Code) arising between themselves and their respective employees, officers, directors, attorneys and other agents, which relate in any way without limitation to this Note, including by way of example but not by way of limitation the negotiation, collateralization, administration, repayment, modification, default, termination and enforcement of the loans or credit evidenced by this Note.

RULES GOVERNING ARBITRATION AND SELECTION OF ARBITRATOR: Arbitration under this Agreement will be governed by the Federal Arbitration Act and proceed in the city where the Bank's principal office is located, or such other location as the Bank and Borrower may agree in accordance with the American Arbitration Association's commercial arbitration rules ("AAA Rules"). Arbitration will be conducted before a single neutral arbitrator selected in accordance with AAA Rules and who shall be an attorney who has practiced commercial law for at least ten years.

STATUTES OF LIMITATION, PROCEDURAL ISSUES, COSTS AND FEES: The arbitrator will determine whether an issue is arbitratable and will give effect to applicable statutes of limitation. Judgment upon the arbitrator's award may be entered in any court having jurisdiction. The arbitrator has the discretion to decide, upon documents only or with a hearing, any motion to dismiss for failure to state a claim or any motion for summary judgment. The arbitrator will award costs and expenses in accordance with the provisions of this Note.

DISCOVERY: Discovery will be governed by the rules of civil procedure in effect in the state where the Bank's principal office is located. Discovery must be completed at least 20 days before the hearing date and within 180 days of the commencement of arbitration. Each request for an extension and all other discovery disputes will be determined by the arbitrator upon a showing that the request is essential for the party's presentation and that no alternative means for obtaining information are available during the initial discovery period.

EXCEPTIONS TO ARBITRATION: This Agreement does not limit the right of either party to a) foreclose against real or personal property collateral; b) exercise self-help remedies such as setoff or repossession; or c) obtain provisional remedies such as replevin, injuctive relief, attachment or the appointment of a receiver during the pendency or before or after any arbitration proceeding. These exceptions do not constitute a waiver of the right or obligation of either party to submit any dispute to arbitration, including those arising from the exercise of these remedies.

-------------------------------------------------------------------------------
NORWEST BANKS                                                          Security
[LOGO]                                                                Agreement
-------------------------------------------------------------------------------
                                                Date 12-23-1996

-------------------------------------------------------------------------------------------------------
DEBTOR          Transcrypt International, Inc.          Secured Party   Norwest Bank Nebraska, National
                                                                        Association
-------------------------------------------------------------------------------------------------------
Business or
Residence       4800 NW 1st Street                      Address         1919 Douglas Street
Address
-------------------------------------------------------------------------------------------------------
City,                                                   City,
State &         Lincoln, NE 68521                       State &         Omaha, NE 68102
Zip Code                                                Zip Code
-------------------------------------------------------------------------------------------------------

1. SECURITY INTEREST AND COLLATERAL. To secure the payment and performance of each and every debt, liability and obligation of every type and description which Debtor may now or at any time thereafter owe to Secured Party (whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it is currently contemplated by the Debtor and Secured Party, whether any documents evidencing it refer to this Security Agreement, whether it arises with or without any documents (e.g., obligations to Secured Party created by checking overdrafts), and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; all such debts, liabilities and obligations being herein collectively referred to as the "Obligations"). Debtor hereby grants Secured Party a security interest (herein called the "Security Interest") in the following property (herein called the "Collateral") (check applicable boxes and complete information):

        (a)     INVENTORY

                [ ] All inventory of Debtor, whether now owned or hereafter acquired and wherever located;

        (b)     EQUIPMENT, FARM PRODUCTS AND CONSUMER GOODS:

                [ ] All equipment of Debtor, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and recordkeeping equipment, parts and tools, and the goods described in any equipment schedule or list herewith or hereafter furnished to Secured Party by Debtor (but no such schedule or list need be furnished in order for the security interest granted herein to be valid as to all of Debtor's equipment).

                [ ] All farm products of Debtor, whether now owned or hereafter acquired, including but not limited to (i) all poultry and livestock and their young, products thereof and produce thereof, (ii) all crops, whether annual or perennial, and the products thereof, and (iii) all feed, seed, fertilizer, medicines and other supplies used or produced by Debtor in farming operations, and (iv) any crop insurance payments and any government farm support payments, including any diversion or deficiency payments. The real estate concerned with the above described crops growing or to grown is:

                    ------------------------------------------------------------
                    ------------------------------------------------------------
                    ------------------------------------------------------------
                    ------------------------------------------------------------
                    and the name of the record owner is:
                                                         -----------------------

                [x] The following goods or types of goods:
                    Equipment on attached equipment list. Exhibit A.
                    ------------------------------------------------------------
                    ------------------------------------------------------------
                    ------------------------------------------------------------
                    ------------------------------------------------------------

        (c)     ACCOUNTS AND OTHER RIGHTS TO PAYMENT:

                [ ] Each and every right of Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, loose or other disposition of goods or other property by Debtor, out of a rendering of services by Debtor, out of a loan by Debtor, out of the overpayment of taxes or other liabilities of Debtor, or otherwise arises under any contract or agreement, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which Debtor may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any of the property of such account debtor or other obligor; all including but not limited to all present and future debt instruments, chattel papers, accounts, loans and obligations receivable and tax refunds.

                [ ] ------------------------------------------------------------
                    ------------------------------------------------------------
                    ------------------------------------------------------------
                    ------------------------------------------------------------
        (d)  GENERAL INTANGIBLES:

             [ ] All general intangibles of Debtor, whether now owned or hereafter acquired, including, but not limited to, applications for patents, patents, copyrights, trademarks, trade secrets, good will, tradenames, customers' lists, permits and franchises, and the right to use Debtor's name.

Together with all substitutions and replacements for and products of any of the foregoing property not constituting consumer goods and together with proceeds of any and all of the foregoing property and, in the case of all tangible Collateral, together with all accessions and, except in the case of consumer goods, together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. DEBTOR REPRESENTS, WARRANTS AND AGREES THAT:

        (a)     Debtor is [ ] an individual, [ ] a partnership,
                [x] a corporation and, if Debtor is an individual, the Debtor's residence is at the address of Debtor shown at the beginning of this Agreement.

        (b) The Collateral will be used primarily for [ ] personal, family or household purposes, [ ] farming operations, [x] business purposes.

        (c) [ ] If any part or all of the tangible Collateral will become so related to particular real estate as to become a fixture, the real estate concerned is:

                ---------------------------------------------------------------
                ---------------------------------------------------------------
                and the name of the record owner is:
                                                     --------------------------

        (d)     Debtor's chief executive office is located at
                                                              -----------------
                ---------------------------------------------------------------
                or, if left blank, at the address of Debtor shown at the beginning of this Agreement.

THIS AGREEMENT CONTAINS ADDITIONAL PROVISIONS SET FORTH ON PAGES 1 AND 2 HEREOF,
                      ALL OF WHICH ARE MADE A PART HEREOF.


Norwest Bank Nebraska, National Association     Transcrypt International, Inc.
-------------------------------------------     --------------------------------
           Secured party's name                          Debtor's name


By                                              By /s/ Rebecca L. Schultz
   ----------------------------------------        -----------------------------
   DeeAnn K. Wenger, Assistant Vice                Schultz, Rebecca, Treasurer
   President

                                                By
                                                   -----------------------------

                             ADDITIONAL PROVISIONS

3. ADDITIONAL REPRESENTATION, WARRANTIES AND AGREEMENTS. Debtor represents, warrants and agrees that:

        (a) Debtor has (or will have at the time Debtor acquires rights in Collateral hereafter arising) absolute title to each item of Collateral free and clear of all security interests, liens and encumbrances, except the Security Interest, and will defend the Collateral against all claims or demands of all persons other than Secured Party. Debtor will not sell or otherwise dispose of the Collateral or any interest therein without the prior written consent of Secured Party, except that until the occurrence of an Event of Default and the revocation by Secured Party of Debtor's right to do so, Debtor may sell any inventory constituting Collateral to buyers in the ordinary course of business and use and consume any farm products constituting Collateral in Debtor's farming operation. If Debtor is a corporation, this Agreement has been duly and validly authorized by all necessary corporate action, and, if Debtor is a partnership, the partner(s) executing this Agreement has (have) authority to act for the partnership.

        (b) Debtor will not permit any tangible Collateral to be located in any state (and, if county filing is required, in any county) in which a financing statement covering such Collateral is required to be, but has not in fact been, filed in order to perfect the Security Interest.

        (c) Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, set-off or counterclaim (other than those arising in the ordinary course of business) of the account debtor or other obligor named therein or in Debtor's records pertaining thereto as being obligated to pay such obligation. Debtor will neither agree to any material modification or amendment nor agree to any cancellation of any such obligation without Secured Party's prior written consent, and will not subordinate any such right to payment to claims of other creditors of such account debtor or other obligor.

        (d) Debtor will (i) keep all tangible Collateral in good repair, working order and condition, normal depreciation excepted, and will, from time to time, replace any worn, broken or defective parts thereof; (ii) promptly pay all taxes and other governmental charges levied or assessed upon or against any Collateral or upon or against the creation, perfection or continuance of the Security Interest; (iii) keep all Collateral free and clear of all security interests, liens and encumbrances except the Security Interest; (iv) at all reasonable times, permit Secured Party or its representatives to examine or inspect any Collateral, wherever located, and to examine, inspect and copy Debtor's books and records pertaining to the Collateral and its business and financial condition and to discuss with account debtors and other obligors requests for verifications of amounts owed to Debtor; (v) keep accurate and complete records pertaining to the Collateral and pertaining to Debtor's business and financial condition and submit to Secured Party such periodic reports concerning the Collateral and Debtor's business and financial condition as Secured Party may from time to time reasonably request; (vi) promptly notify Secured Party of any loss of or material damage to any Collateral or of any adverse change, known to Debtor, in the prospect of payment of any sums due on or under any instrument, chattel paper, or account constituting Collateral;
(vii) if Secured Party at any time so requests (whether the request is made before or after the occurrence of an Event of Default), promptly deliver to Secured Party any instrument, document or chattel paper constituting Collateral, duly endorsed or assigned by Debtor; (viii) at all times keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (in case of Collateral consisting of motor vehicles) and such other risks and in such amounts as Secured Party may reasonably request, with any loss payable to Secured Party to the extent of its interest; (ix) from time to time execute such financing statements as Secured Party may reasonably require in order to perfect the Security Interest and, if any Collateral consists of a motor vehicle, execute such documents as may be required to have the Security Interest properly noted on a certificate of title; (x) pay when due or reimburse Secured Party on demand for all costs of collection of any of the Obligations and all other out-of-pocket expenses (including in each case all reasonable attorneys' fees) incurred by Secured Party in connection with the creation, perfection, satisfaction, protection, defense or enforcement of the Security Interest or the creation, continuance, protection defense or enforcement of this Agreement or any or all of the Obligations, including expenses incurred in any litigation or bankruptcy or insolvency proceedings; (xi) execute, deliver or endorse any and all instruments, documents, assignments, security agreements and other agreements and writings which Secured Party may at any time reasonably request in order to secure, protect, perfect or enforce the Security Interest and Secured Party's rights under this Agreement; (xii) not use or keep any Collateral, or permit it to be used or kept, for any unlawful purpose or in violation of any federal, state or local law, statute or ordinance; (xiii) permit Secured Party at any time and from time to time to send requests (both before and after the occurrence of an Event of Default) to account debtors or other obligors for verification of amounts owed to Debtor; and (xiv) not permit any tangible Collateral to become part of or to be affixed to any real property without first assuring to the reasonable satisfaction of Secured Party that the Security Interest will be prior and senior to any agreement contained in this
Section 3(d), and if such failure shall continue for a period of ten calendar days after Secured Party gives Debtor written notice thereof (or, in the case of the agreements contained in clauses (viii) and (ix) of this Section 3(d), immediately upon the occurrence of such failure, without notice or lapse of time), Secured Party may (but need not) perform or observe such agreement on behalf and in the name, place and stead of Debtor (or at Secured Party's option, in Secured Party's own name) and may (but need not) take any and all other actions which Secured Party may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations under contracts or agreements with account debtors or other obligors, the procurement and maintenance of insurance, the execution of financing statements, the endorsement of instruments, and the procurement of repairs, transportation or insurance); and, except to the extent that the effect of such payment would be to render any loans or forbearance of money usurious or otherwise illegal under any applicable law. Debtor shall thereupon pay Secured Party on demand the amount of all moneys expended and all costs and expenses (including reasonable attorneys' fees) incurred by Secured Party in connection with or as a result of Secured Party's performing or observing such agreements or taking such actions, together with interest thereon from the date expended or incurred by Secured Party at the highest rate then applicable to any of the Obligations. To facilitate the performance or observance by Secured Party of such agreements of Debtor, Debtor hereby irrevocably appoints (which appointment is coupled with an interest) Secured Party, or its delegate, as the attorney-in-fact of Debtor with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file, in the name and on behalf of Debtor, any and all instruments, documents, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Debtor under this
Section 3 and Section 4.

4. LOCK BOX, COLLATERAL ACCOUNT. If Secured Part so requests at any time (whether before or after the occurrence of an Event of Default), Debtor will direct each of its account debtors to make payments due under the relevant account or chattel paper directly to a special lock box to be under the control of Secured Party. Debtor hereby authorizes and directs Secured Party to deposit into a special collateral account to be established and maintained with Secured Party all checks, drafts and cash payments, received in said lock box. All deposits in said collateral account shall constitute proceeds of Collateral and shall not constitute payment of any Obligation. At its option, Secured Party may, at any time, apply finally collected funds on deposit in said collateral account to the payment of the Obligations in such order of application as Secured Party may determine, or permit Debtor to withdraw all or any part of the balance on deposit in said collateral account. If a collateral account is so established, Debtor agrees that it will promptly deliver to Secured Party, for deposit into said collateral account, all payments on accounts and chattel paper received by it. All such payments shall be delivered to Secured Party in the form received (except for Debtor's endorsement where necessary). Until so deposited, all payments on accounts and chattel paper received by Debtor shall be held in trust by Debtor for and as the property of Secured Party and shall not be commingled with any funds or property of Debtor.

5. COLLECTION RIGHTS OF SECURED PARTY. Notwithstanding Secured Party's rights under Section 4 with respect to any and all debt instruments, chattel papers, accounts, and other rights to payment constituting Collateral (including proceeds), Secured Party may, at any time (both before and after the occurrence of an Event of Default) notify any account debtor, or any other person obligated to pay any amount due, that such chattel paper, account or other right to payment has been assigned or transferred to Secured Party for security and shall be paid directly to Secured Party. If Secured Party so requests at any time, Debtor will so notify such account debtors and other obligors in writing and will indicate on all invoices to such account debtors or other obligors that the amount due is payable directly to Secured Party. At any time after Secured Party or Debtor gives such notice to an account debtor or other obligor, Secured Party may (but need not), in its own name or in Debtor's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such chattel paper, account, or other right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

6. ASSIGNMENT OF INSURANCE. Debtor hereby assigns to Secured Party, as additional security for the payment of the Obligations, any and all moneys (including but not limited to proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of Debtor under or with respect to, any and all policies of insurance covering the Collateral, and Debtor hereby directs the issuer of any such policy to pay any such moneys directly to Secured Party. Both before and after the occurrence of an Event of Default, Secured Party may (but need not), in its own name or in Debtor's name, execute and deliver proofs of claim, receive all such moneys, endorse checks and other instruments representing payment of such moneys, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

7. EVENTS OF DEFAULT. Each of the following occurrences shall constitute an event of default under this Agreement (herein called "Event of Default"): (i) Debtor shall fail to pay any or all of the Obligations when due or (if payable on demand) on demand, or shall fail to observe or perform any covenant or agreement herein binding on it; (ii) any representation or warranty by Debtor set forth in this Agreement or made to Secured Part in any financial statements or reports submitted to Secured Party by or on behalf of Debtor shall prove materially false or misleading; (iii) a garnishment, summons or a writ of attachment shall be issued against or served upon the Secured Party for the attachment of any property of the Debtor or any indebtedness owing to Debtor;
(iv) Debtor or any guarantor of any Obligation shall (A) be or become insolvent (however defined); or (B) voluntarily file, or have filed against it involuntarily, a petition under the United States Bankruptcy Code; or (C) if a corporation, partnership, or organization, be dissolved or liquidate or, if a partnership, suffer the death of a partner or, if an individual, die; or (D) go out of business; or (v) Secured Party shall in good faith believe that the prospect of due and punctual payment or any or all of the Obligations is impaired.

8. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default under Section 7 and at any time thereafter, Secured Party may exercise any one or more of the following rights and remedies: (i) declare all unmatured Obligations to be immediately due and payable, and the same shall thereupon be immediately due and payable, without presentment or other notice or demand;
(ii) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including but not limited to the right to take possession of any Collateral, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Debtor hereby expressly waives), and the right to sell, lease or otherwise dispose of any or all of the Collateral, and in connection therewith, Secured Party may require Debtor to make the Collateral available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties, and if notice to Debtor of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if give (in the manner specified in Section 10) at least 10 calendar days prior to the date of intended disposition or other action; (iii) exercise or enforce any or all other rights or remedies available to Secured Party by law or agreement against the Collateral, against Debtor or against any other person or property. Upon the occurrence of the Event of Default described in Section 7(iv)(B), all Obligations shall be immediately due and payable without demand or notice thereof. Secured Party is hereby granted a nonexclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, trade secrets, franchises, copyrights and patents of Debtor that Secured Party deems necessary or appropriate to the disposition of any Collateral.

9. OTHER PERSONAL PROPERTY. Unless at the time Secured party takes possession of any tangible Collateral, or within seven days thereafter, Debtor gives written notice to Secured Party of the existence of any goods, papers or other property of Debtor, not affixed to or constituting a part of such Collateral, but which are located or found upon or within such Collateral, describing such property. Secured Party shall not be responsible or liable to Debtor for any action taken or omitted by or on behalf of Secured Party with respect to such property without actual knowledge of the existence of any such property or without actual knowledge that it was located or to be found upon or within such Collateral.

10. MISCELLANEOUS. This Agreement does not contemplate a sale of accounts, or chattel paper. Debtor agrees that each provision whose box is checked is part of this Agreement. This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by Secured Party. A waiver signed by Secured Party shall be effective only in the specific instance and for the specific purpose given. More delay or failure to act shall not preclude the exercise or enforcement of any of Secured Party's rights or remedies. All rights and remedies of Secured Party shall be cumulative and may be exercised singularly or concurrently, at Secured Party's option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise or enforcement of any other. All notices to be given to Debtor shall be deemed sufficiently given if delivered or mailed by registered or certified mail, postage prepaid, to Debtor at its address set forth above or at the most recent address shown on Secured Party's records. Secured Party's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if Secured Party exercises reasonable care in physically safekeeping such Collateral or, in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and Secured Party need not otherwise preserve, protect, insure or care for any Collateral. Secured Party shall not be obligated to preserve any rights Debtor may have against prior parties, to realize on the Collateral at all or in any particular manner or order, or to apply any cash proceeds of Collateral in any particular order of application. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, representatives, successors and assigns and shall take effect when signed by Debtor and delivered to Secured Party, and Debtor waives notice of Secured Party's acceptance hereof. Secured Party may execute this Agreement if appropriate for the purpose of filing, but the failure of Secured Party to execute this Agreement shall not affect or impair the validity or effectiveness of this Agreement. A carbon, photographic or other reproduction of this Agreement or of any financing statement signed by the Debtor shall have the same force and effects as the original for all purposes of a financing statement. Except to the extent otherwise required by law, this Agreement shall be governed by the internal laws of the state named as part of Secured Party's address above. If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby. All presentations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement and the creation and payment of the Obligations. If this Agreement is signed by more than one person as Debtor, the term "Debtor" shall refer to each of them separately and to both or all of them jointly; all such persons shall be bound both severally and jointly with the other(s); and the Obligations shall include all debts, liabilities and obligations owed to Secured Party by any Debtor solely or by both or several or all Debtors jointly or jointly and severally, and all property described in
Section 1 shall be included as part of the Collateral, whether it is owned jointly by both or all Debtors or is owned in whole or in party by one (or more) of them.